June 29, 2022

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Dynamic Total Return Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by the Global Asset Allocation Team at NIMNA. The team members are James Stavena, Torrey Zaches, CFA, Dimitri Curtil and Roberto Croce. Messrs. Stavena and Zaches have been primary portfolio managers of the fund since June 2010. Mr. Curtil has been a primary portfolio manager of the fund since May 2020. Mr. Croce has been a primary portfolio manager of the fund since June 2022. Mr. Stavena is Head of Portfolio Management, Multi-Asset Solutions at NIMNA. Mr. Zaches is a portfolio manager at NIMNA. Mr. Curtil is a managing director and the Chief Investment Officer and Global Head of Multi-Asset Solutions at NIMNA. Mr. Croce is Head of Risk Parity & Liquid Alts at NIMNA.

*********

The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by the Global Asset Allocation Team at NIMNA. The team members are James Stavena, Torrey Zaches, CFA, Dimitri Curtil and Roberto Croce, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio. Messrs. Stavena and Zaches have been primary portfolio managers of the fund since June 2010, Mr. Curtil has been a primary portfolio manager of the fund since May 2020 and Mr. Croce has been a primary portfolio manager of the fund since June 2022. Mr. Stavena is Head of Portfolio Management, Multi-Asset Solutions at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1998. Mr. Zaches is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1998. Mr. Curtil is a managing director and the Chief Investment Officer and Global Head of Multi-Asset Solutions at NIMNA, where he oversees the team of portfolio managers and researchers responsible for the firm's multi-asset strategies. He has been employed by NIMNA or a predecessor company of NIMNA since 2006. Mr. Croce is Head of Risk Parity & Liquid Alts at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2018.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information including compensation, other accounts managed and ownership of fund shares.

6140STK0622